UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 29, 2016 (June 23, 2016)

INNOPHOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33124	20-1380758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Prospect Plains Road
Cranbury, New Jersey 08512
(Address of principal executive offices) (Zip Code)
(609) 495-2495
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On June 23, 2016, Innophos Holdings, Inc. (the “Company”) received written notice from PCS Purified Phosphates (“PCS”) that PCS does not wish to extend the term of the Amended and Restated Purified Wet Phosphoric Acid Supply Agreement, dated March 23, 2000, between the Company and PCS (the “Agreement”) beyond July 29, 2018, the end of the current renewal term. The Company currently purchases purified phosphoric acid supply from PCS under the Agreement and it will continue to qualify and develop additional sources for future supply needs after July 29, 2018. The Agreement was filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2016 and is incorporated herein by reference.

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

June 29, 2016	By:	/s/ Joshua Horenstein

	Name:	Joshua Horenstein
	Title:	Chief Legal Officer and Corporate Secretary